 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2020

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY		40223
(Address of principal executive offices)		(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, on July 10, 2020, the shareholders of Creative Realities, Inc. (the “Company”) approved an amendment to the Company’s 2014 Stock Incentive Plan (the “Plan”) at the Meeting. Accordingly, the Plan has been amended to do the following: (i) increase the reserve of shares authorized for issuance thereunder to 6,000,000 shares of Company common stock, (ii) remove the provision limiting the number of stock options and stock appreciation rights that can be granted to Plan participants during a single fiscal year, and (iii) remove the ability of the Chief Executive Officer to grant incentives from the Plan to new non-officer employees of the Company on a discretionary basis without the approval of the Committee appointed pursuant to the Plan (or the Board of Directors if no such Committee exists).

 Item 5.07 Submission to a Vote of Security Holders.

On July 10, 2020, the Company held a special meeting of the Company’s shareholders (the “Meeting”) in Louisville, Kentucky. As of June 8, 2020, the record date for the Meeting, the Company had 9,854,623 shares of common stock issued and outstanding. Each share of common stock entitled its holder to cast one vote at the Meeting. At the Meeting, the shareholders voted on the proposal to approve an amendment to the Plan, which increases the reserve of shares authorized for issuance thereunder to 6,000,000 shares, removes the provision thereof limiting the number of stock options and stock appreciation rights that can be granted to Plan participants during a single fiscal year, and removes the provision allowing the Chief Executive Officer to issue discretionary incentive awards under the Plan without approval of the Committee appointed pursuant to the Plan (or the Board of Directors if no such Committee exists). The amended Plan was approved at the Meeting, with 4,956,432 shares of Common Stock voting for the amended Plan, 349,483 shares of Common Stock voting against the amended Plan and 5,305 shares of Common Stock abstaining from such vote. There were no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: July 10, 2020	By:	/s/ Will Logan
Will Logan Chief Financial Officer

2